                                                                     Exhibit 4.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     We consent to the reference to our firm under the caption
"Experts-Independent Auditors" and to the use of our report dated August 18, 2004 in the Amendment No. 2 to the Registration Statement (Form S-6 No. 333-117352) and related Prospectus of Claymore Securities Defined Portfolios, Series 184.

                                               /s/ Grant Thornton LLP
                                               ------------------------
                                               GRANT THORNTON LLP


Chicago, Illinois
August 18, 2004